SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 3, 2006


                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                      000-51043               43-1705942
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

12 MASONIC AVE., CAMDEN, NY                                     13316
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (315) 245-3800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              ---------------------

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 3, 2006, International Wire Group, Inc. (the "Company") completed the disposition of its Philippines insulated wire subsidiary, IWG-Philippines, Incorporated. Pursuant to the terms of the Stock Purchase Agreement, dated as of June 28, 2006, by and among Draka Holding N.V. ("Draka") and the Company, Draka purchased all the stock of the Company's Philippines insulated wire subsidiary for $30 million in cash, plus a post-closing working capital adjustment estimated at closing to be $2 million. Additionally, Draka agreed to purchase $6 million of copper from the Company, which will be held on consignment by the Company for Draka.

Also on July 3, 2006, the Company completed the disposition of its Mexican insulated wire subsidiaries, IWG Services Company, S. de R.L. de C.V., Cables Durango, S. de R.L. de C.V. and IWG Durango, S. de R.L. de C.V. Pursuant to the terms of the Stock Purchase Agreement, dated as of June 30, 2006, by and among Draka, Draka Mexico Holding, S.A. de C.V. and the Company, Draka purchased all the stock of the Company's Mexican insulated wire subsidiaries for $5 million in cash.

This description of the transaction contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the agreements, which were filed as Exhibits 2.1 and 2.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2006, and are incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information ($ amounts in thousands)

On July 3, 2006, the Company completed the sale of all of the common stock of its Philippines and Mexican subsidiaries, previously reported as the Company's Insulated Wire Segment, to Draka Holding N.V. and Draka Mexico Holding, S.A. de C.V. ("Draka") for $35,000 plus a working capital adjustment (which will be paid post-closing) estimated to be $2,049. In addition, the Company will sell post-closing 1.8 million pounds of copper, which will be held on consignment by the Company for Draka post-closing, to Draka for $6,339 payable on September 2, 2006.

Accordingly, the accompanying unaudited pro forma statements of operations reflect the treatment of the Insulated Wire Segment operations, which had been included in previous reported amounts as continuing operations, as discontinued operations for all periods presented. In addition, for the three months ended March 31, 2006 and for the year ended December 31, 2005, the accompanying unaudited pro forma combined statements of operations include the adjusted results of Phelps Dodge High Performance Conductors of SC & GA, Inc. (which subsequently changed its name to IWG High Performance Conductors, Inc.) ("HPC"), which was acquired on March 31, 2006, as reported on Form 8-K filed June 16, 2006. Reference should be made to this Form 8-K.

The accompanying unaudited pro forma balance sheet and statements of operations are presented for illustrative purposes only to aid in analysis of the impact to the Company of the discontinued operations, as if the dispositions had occurred, in the case of the pro forma balance sheet, as of March 31, 2006, and in the case of the pro forma statements of operations, as of January 1, 2003. In addition, the unaudited pro forma statements of operations are not necessarily indicative of the future results of the Company. The unaudited pro forma balance sheet and statements of operations and related notes should be read in conjunction with the historical financial statements of the Company.

                         INTERNATIONAL WIRE GROUP, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                              AS OF MARCH 31, 2006
                 (IN THOUSANDS, EXCEPT SHARE  AND PER SHARE DATA)

                                                    COMPANY AS     INSULATED
                                                     REPORTED        WIRE(1)    PRO FORMA
                                                     --------        -------    ---------
ASSETS
Current assets:
    Cash and cash equivalents.....................  $   6,106     $  38,991     $  45,097
    Accounts receivable...........................    102,687       (12,399)       90,288
    Inventories...................................     83,959       (11,942)       72,017
    Prepaid expenses and other....................      9,852        (2,461)        7,391
    Assets held for sale..........................      5,171        (5,171)           --
    Deferred income taxes.........................      5,266         4,789        10,055
                                                    ---------     ---------     ---------
       Total current assets.......................    213,041        11,807       224,848
Property, plant and equipment, net................    106,503        (8,816)       97,687
Goodwill..........................................     71,193            --        71,193
Identifiable intangibles, net.....................     23,324        (1,372)       21,952
Deferred financing costs, net.....................      2,416            --         2,416
Restricted cash...................................      1,922            --         1,922
Other assets......................................      2,374          (571)        1,803
                                                    ---------     ---------     ---------
       Total assets...............................  $ 420,773     $   1,048     $ 421,821
                                                    =========     =========     =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable..............................  $  61,512     $  (2,002)    $  59,510
    Accrued and other liabilities.................     18,053          (725)       17,328
    Accrued payroll and payroll related items.....      6,035          (752)        5,283
    Customers' deposits...........................     13,417            --        13,417
    Accrued income taxes..........................      1,547         3,726         5,273
    Accrued interest..............................      3,722            --         3,722
                                                    ---------     ---------     ---------
       Total current liabilities..................    104,286           247       104,533
Long-term debt....................................    149,021            --       149,021
Other long-term liabilities.......................      3,823            --         3,823
Deferred income taxes.............................      8,324           812         9,136
                                                    ---------     ---------     ---------
       Total liabilities..........................    265,454         1,059       266,513
                                                    ---------     ---------     ---------
Stockholders' equity
    Common stock, $.01 par value, 20,000,000
     shares authorized, 10,000,002 issued and
     outstanding..................................        100            --           100
    Contributed capital...........................    175,606            --       175,606
    Accumulated (deficit).........................    (20,087)          (11)      (20,098)
    Accumulated other comprehensive (loss)........       (300)           --          (300)
                                                    ---------     ---------     ---------
    Total stockholders' equity/(deficit)..........    155,319           (11)      155,308
                                                    ---------     ---------     ---------
    Total liabilities and stockholders' equity....  $ 420,773     $   1,048     $ 421,821
                                                    =========     =========     =========






------------------------------

(1) Reflects the sale of the Philippines and Mexican insulated wire subsidiaries, the related cash proceeds and the related estimated after-tax loss in accumulated deficit.

                         INTERNATIONAL WIRE GROUP, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2006
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                  PRO FORMA                       PRO FORMA
                                                                        ---------------------------     ---------------------------
                                                                                                         DISPOSITION
                                            COMPANY AS                   ACQUISITION                     ADJUSTMENTS
                                             REPORTED         HPC        ADJUSTMENTS       COMBINED          (7)           COMBINED
                                          -----------    -----------    -----------     -----------     -----------     -----------
Net sales...............................  $   166,618    $    27,089    $      (195)(1) $   193,512     $   (22,055)    $   171,457
Operating expenses:
Cost of goods sold, exclusive of
     depreciation expense shown below...      148,591         23,628           (750)(2)     171,469         (21,434)        150,035
Selling,   general  and   administrative
     expenses...........................        7,664            732             --           8,396              --           8,396
Depreciation............................        2,105            892           (327)(3)       2,670            (233)          2,437
Amortization............................          933             --             31 (4)         964            (123)            841
Gain/(loss)  on sale of  property  plant
     and equipment......................          (64)            --             --             (64)             64              --
                                          -----------    -----------    -----------     -----------     -----------     -----------
Operating income/(loss).................        7,389          1,837            851          10,077            (329)          9,748
Other income/(expense):
     Interest income/(expense)..........       (3,257)          (308)          (727)(5)      (4,292)            401(8)       (3,891)
     Amortization of deferred  financing
     fees...............................         (162)            --             --            (162)             --            (162)
     Other, net.........................         (127)            13             --            (114)             61             (53)
                                          -----------    -----------    -----------     -----------     -----------     -----------

Income before income tax provision......        3,843          1,542            124           5,509             133           5,642
Income tax provision....................        1,442            588             47 (6)       2,077              51           2,128
                                          -----------    -----------    -----------     -----------     -----------     -----------

Income from continuing operations.......  $     2,401    $       954    $        77     $     3,432     $        82     $     3,514
                                          ===========    ===========    ===========     ===========     ===========     ===========

Basic and diluted net income per share:
      Income from continuing operations.  $      0.24                                   $      0.34                     $      0.35
                                          ===========                                   ===========                     ===========
Weighted average basic shares
     outstanding........................   10,000,002                                    10,000,002                      10,000,002
Weighted average diluted shares
     outstanding........................   10,001,354                                    10,001,354                      10,001,354

The total purchase price of the HPC acquisition was $51,471 and the payment of related purchase price, fees and costs is summarized as follows:

          Purchase of common stock and estimated
              working capital at closing.......................     $43,676
          Estimated additional working capital adjustment......       2,131
          Purchase of consigned inventory......................       5,057
          Fees and costs.......................................         607
                                                                 ----------
                                                                    $51,471
                                                                 ==========

The total acquisition costs have been allocated to the acquired net assets as follows:

          Current assets.......................................     $34,611
          Property, plant and equipment........................      26,734
          Identifiable intangibles.............................       2,500
          Current liabilities..................................      (6,406)
          Deferred credit......................................      (3,000)
          Deferred income taxes................................      (2,619)
          Other liabilities....................................        (349)
                                                                  ----------
                                                                    $51,471
                                                                 ==========

The above allocation of total acquisition costs is preliminary and based upon the estimate of fair values as determined under SFAS No. 141 including inventory, property, plant and equipment, identifiable intangibles and certain liabilities. The Company expects to finalize this allocation in the second quarter of 2006 including final deferred income tax amounts.

Based upon the fair value of assets and liabilities compared to the total purchase price, there is an excess of fair value of assets and liabilities over purchase price, or "negative goodwill" of $3,000. Pursuant to the provisions of SFAS No. 141, the Company has recorded the contingent consideration as a deferred credit at March 31, 2006. There was no negative goodwill remaining after recording this deferred credit. When the contingency is resolved and consideration is issued or becomes issuable, any difference between the fair value of the contingent consideration issued or issuable and the deferred credit will be accounted for as follows:

o Any excess of the fair value of the contingent consideration issued or issuable over the amount of the deferred credit will be recognized as additional cost of the acquired entity.

o Any excess of the deferred credit over the fair value of the consideration issued or issuable will first be recognized as a pro rata reduction of the amounts that were initially assigned to eligible acquired assets, after which any remaining difference would be recognized as an extraordinary gain.

Identifiable intangibles as of March 31, 2006 represent the fair market value of alloys, customer contracts and relationships and trade names and trademarks. The fair market values were determined using a discount rate to compute the present value of the income or cost savings of the identifiable intangible assets. A discount rate of 17% was used. The identifiable intangibles of $2,500 consist of alloys of $100, customer contracts and relationships of $2,100 and trade names and trademarks of $300. Each of the identifiable intangibles will be amortized over 20 years.

------------------------------

(1)  Reflects the adjustment for the elimination of intercompany sales.

(2) Reflects expenses of $555 for HPC's pension and post retirement medical plans not acquired and the adjustment for the elimination of intercompany sales of $195.

(3) Reflects the adjustment to depreciation relating to the adjustment to fair market value and adjusted useful lives of property, plant and equipment as follows:

          Elimination of historical depreciation...............       ($892)
          Depreciation expense on property, plant and
              equipment restated to fair value as of
              January 1, 2005..................................         565
                                                                    -------
                                                                      ($327)
                                                                    =======
(4) Reflects the amortization of identifiable intangibles using 20-year useful lives and consists of $1 for alloys, $26 for customer contracts and relationships and $4 for trade names and trademarks.

(5) Reflects the adjustment of interest expense on existing borrowings of $17,000 and additional borrowings of $37,411 at an 8.0% interest rate which is the average revolver rate. A 1/8% change in the interest rate would result in an increase or decrease of $17 for the three months ended March 31, 2006.

(6)  Reflects income before income taxes at a 38% effective income tax rate.

(7) For the quarter ended March 31, 2006, the results of operations for the Insulated Wire Durango, Mexico operations were previously reported as discontinued operations as it ceased operations at the end of January and was closed on March 31, 2006. Accordingly, the results included in the disposition adjustments column represent the results of the operations of the Insulated Wire Cebu, Philippines plant.

(8) Interest expense has been allocated to discontinued operations under the provision of EITF 87-24.

                         INTERNATIONAL WIRE GROUP, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                   PRO FORMA                    PRO FORMA
                                                                          -------------------------     --------------------------
                                           COMPANY AS                     ACQUISITION                   DISPOSITION
                                            REPORTED           HPC        ADJUSTMENTS      COMBINED     ADJUSTMENTS(7)   COMBINED
                                            --------        --------      ----------       --------     -----------     ----------
Net sales..............................     $539,285         $85,537        $   (381)(1)   $624,441      $(114,556)      $509,885
Operating expenses:
Cost of goods sold, exclusive of
     depreciation expense shown below..      472,581          76,303          (2,673)(2)    546,211       (108,703)       437,508
Selling, general and administrative
     expenses..........................       34,222           2,265              --         36,487             --         36,487
Depreciation...........................        9,347           3,835          (1,724)(3)     11,458         (1,284)        10,174
Amortization...........................        3,709              --             125 (4)      3,834           (540)         3,294
Impairment and plant closing charges...        3,529              --              --          3,529         (3,529)            --
Gain on sale of property plant and
     equipment.........................         (721)             --              --           (721)            --           (721)
                                            --------        --------        --------       --------       --------       --------
Operating income/(loss)................       16,618           3,134           3,891         23,643           (500)        23,143
Other income/(expense):
     Interest income/(expense).........      (13,350)           (893)         (2,762)(5)    (17,005)         1,746 (8)    (15,259)
     Amortization of deferred
     financing fees....................         (646)             --              --           (646)            --           (646)
     Other, net........................         (137)            (69)             --           (206)           157            (49)
                                            --------        --------        --------       --------       --------       --------
Income before income tax
     provision/(benefit)...............        2,485           2,172           1,129          5,786          1,403          7,189
Income tax provision/(benefit).........        4,129           1,043             429 (6)      5,601         (7,625)        (2,024)
                                            --------        --------        --------       --------       --------       --------
Income/(loss) from continuing
     operations........................      $(1,644)         $1,129            $700           $185         $9,028         $9,213
                                            ========        ========        ========       ========       ========       ========
Basic and diluted net income/(loss)
     per share:
      Income/(loss) from continuing
      operations.......................       $(0.17)                                         $0.02                         $0.92
                                            ========                                       ========                      ========
Weighted average basic and diluted
     shares outstanding................   10,000,002                                     10,000,002                    10,000,002

------------------------------

(1)  Reflects the adjustment for the elimination of intercompany sales.

(2) Reflects expenses of $2,292 for HPC's pension and post retirement medical plans not acquired and the adjustment for the elimination of intercompany sales of $381.

(3) Reflects the adjustment to depreciation relating to the adjustment to fair market value and adjusted useful lives of property, plant and equipment as follows:

          Elimination of historical depreciation...............     ($3,835)
          Depreciation expense on property, plant and
              equipment restated to fair value as of
              January 1, 2005..................................       2,111
                                                                  ---------
                                                                    ($1,724)
                                                                  =========
(4) Reflects the amortization of identifiable intangibles using 20-year useful lives and consists of amortization of $5 for alloys, $105 for customer contracts and relationships and $15 for trade names and trademarks.

(5) Reflects the adjustment of interest expense on existing borrowings of $17,000 and additional borrowings of $37,471 at a 6.7% interest rate, which is the average revolver rate. A 1/8% change in the interest rate would result in an increase or decrease of $68 for the year ended December 31, 2005.

(6)  Reflects income before income taxes at a 38% effective income tax rate.

(7) For the year ended December 31, 2005, the results included in the disposition adjustments column represent the results of the operations for the Insulated Wire plants in Durango, Mexico and Cebu, Philippines.

(8) Interest expense has been allocated to discontinued operations under the provision of EITF 87-24.

                         INTERNATIONAL WIRE GROUP, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
            FOR THE PERIOD FROM OCTOBER 20, 2004 TO DECEMBER 31, 2004
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                      COMPANY AS     INSULATED
                                                       REPORTED         WIRE(1)         PRO FORMA
                                                    ------------     ------------    ------------
Net sales.........................................  $     85,103     $    (16,764)   $     68,339
Operating expenses:
Cost of goods sold, exclusive of depreciation
     expense shown below..........................        71,336          (13,353)         57,983
Selling, general and administrative expenses......         6,006              --            6,006
Depreciation......................................         2,934             (867)          2,067
Amortization......................................           825             (113)            712
Impairment and plant closing charges..............         1,632               --           1,632
Gain on sale of property plant and equipment......            (8)              (2)            (10)
                                                    ------------     ------------    ------------
Operating income/(loss)...........................         2,378           (2,429)            (51)
Other income/(expense):
     Interest income/(expense) (2)................        (2,586)             286          (2,300)

     Amortization of deferred financing fees......          (127)               --           (127)
     Other, net...................................            39               27              66
                                                    ------------     ------------    ------------
Loss before income tax provision/(benefit)........          (296)          (2,116)         (2,412)
Income tax provision/(benefit)....................           (34)              34              --
                                                    ------------     ------------    ------------
Loss from continuing operations...................  $       (262)    $     (2,150)   $     (2,412)
                                                   ============     ============    ============
Basic and diluted net loss per share:
      Loss from continuing operations.............  $      (0.03)                    $      (0.24)
                                                    ============                     ============

Weighted average basic and diluted shares
     outstanding..................................    10,000,002                       10,000,002

---------------------------

(1) For the period from October 20, 2004 to December 31, 2004, the results included in the Insulated Wire column represent the results of the operations for the Durango, Mexico plant and the Cebu, Philippines plant.

(2) Interest expense has been allocated to discontinued operations under the provisions of EITF 87-24.

                         INTERNATIONAL WIRE GROUP, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
             FOR THE PERIOD FROM JANUARY 1, 2004 TO OCTOBER 19, 2004
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                      COMPANY AS     INSULATED
                                                       REPORTED         WIRE(1)       PRO FORMA
                                                    ------------     ------------  ------------

Net sales.........................................  $    346,310   $    (75,010)   $    271,300
Operating expenses:
Cost of goods sold, exclusive of depreciation
     expense shown below..........................       288,901        (69,283)        219,618
Selling, general and administrative expenses......        21,027             --          21,027
Depreciation......................................        11,387         (2,470)          8,917
Amortization......................................        1,751            (463)          1,288
Reorganization....................................        3,062              --           3,062
Impairment and plant closing charges..............          262              --             262
Gain/(loss) on sale of property plant and
     equipment....................................         (158)             57            (101)
                                                    ------------   ------------    ------------
Operating income/(loss)...........................       20,078          (2,851)         17,227
Other income/(expense):
     Bankruptcy reorganization....................      (12,710)             --         (12,710)
     Gain from debt forgiveness...................      259,252              --         259,252
     Interest income/(expense) (2)................      (14,625)          1,921         (12,704)
     Amortization of deferred financing fees......       (6,813)             --          (6,813)
     Other, net...................................         (182)            182              --
                                                    ------------   ------------    ------------
Income/(loss) before income tax
     provision/(benefit)..........................       245,000           (748)        244,252
Income tax provision/(benefit)....................           666           (331)            335
                                                    ------------   ------------    ------------
Income/(loss) from continuing operations..........  $    244,334   $       (417)   $    243,917
                                                    ============   ============    ============

Basic and diluted net income per share:
      Income from continuing operations...........  $    244,334                   $    243,917
                                                    ============                   ============
Weighted average basic and diluted shares
     outstanding..................................         1,000                          1,000

----------------------------

(1) For the period from January 1, 2004 to October 19, 2004, the results included in the Insulated Wire column represent the results of the operations for the Durango, Mexico plant and the Cebu, Philippines plant.

(2) Interest expense has been allocated to discontinued operations under the provisions of EITF 87-24.

                         INTERNATIONAL WIRE GROUP, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                      COMPANY AS     INSULATED
                                                       REPORTED         WIRE(1)       PRO FORMA
                                                    ------------     ------------  ------------

Net sales.........................................  $    269,313   $    (52,765)   $    216,548
Operating expenses:
Cost of goods sold, exclusive of depreciation
     expense shown below..........................       204,974        (42,215)        162,759
Selling, general and administrative expenses......        24,093             --          24,093
Depreciation......................................        14,217         (2,853)         11,364
Amortization......................................         2,498           (482)          2,016
Impairment and plant closing charges..............         1,188             --           1,188
Reorganization....................................         2,172             --           2,172
Goodwill impairment...............................         2,973             --           2,973
                                                    ------------   ------------    ------------
Operating income/(loss)...........................        17,198         (7,215)          9,983
Other income/(expense):
     Interest income/(expense) (2)................       (39,722)         4,889         (34,833)
     Amortization of deferred financing fees......        (4,873)            --          (4,873)
     Other, net...................................           (49)            49              --
                                                    ------------   ------------    ------------
Loss from continued operations before tax
     provision/(benefit)..........................       (27,446)        (2,277)        (29,723)
Income tax provision/(benefit)....................           291            (55)            236
                                                    ------------   ------------    ------------
Loss from continuing  operations..................  $    (27,737)  $     (2,222)   $    (29,959)
                                                    ============   ============    ============

Basic and diluted net loss per share:
      Loss from continuing operations.............  $    (27,737)                  $    (29,959)
                                                    ============                   ============

Weighted average basic and diluted shares
     outstanding..................................         1,000                          1,000


---------------------------

(1) For the year ended December 31, 2003, the results included in the Insulated Wire column represent the results of the operations for the Durango, Mexico plant and the Cebu, Philippines plant.

(2) Interest expense has been allocated to discontinued operations under the provisions of EITF 87-24.

                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------

99.1 Press Release, dated July 5, 2006, announcing the closing of the previously announced sales of its insulted wire subsidiaries in the Philippines and Mexico to Draka Holding N.V. and Draka Mexico Holding, S.A. de C.V.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTERNATIONAL WIRE GROUP, INC.


Date:  July 11, 2006                       By:  /s/  Glenn J. Holler
                                              ----------------------------------
                                              Name: Glenn J. Holler
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------

99.1 Press Release, dated July 5, 2006, announcing the closing of the previously announced sales of its insulted wire subsidiaries in the Philippines and Mexico to Draka Holding N.V. and Draka Mexico Holding, S.A. de C.V.







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